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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):        September 30, 2004

                              Pacific State Bancorp
             (Exact name of registrant as specified in its charter)

          California                     0-49892                61-1407606
 (State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)               File Number)         Identification No.)


                 1899 W. March Lane                              95207
                Stockton, California
      (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (209) 943-7400


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         Effective September 30, 2004, the Company's Articles of Incorporation were amended to split each outstanding share of Common Stock into two shares. The Company issued a press release on September 27, 2004, to announce the split.

         Copies of the certificate of amendment filed with the California Secretary of State and of the press release are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated here by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

         (c)      Exhibits.
                  --------

                  99.1     Certificate of Amendment
                  99.2     September 27, 2004 Press Release

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              Pacific State Bancorp
                                              (Registrant)


Date:  October 1, 2004                        By: /s/ STEVEN A. ROSSO
                                                  ------------------------------
                                                  Steven A. Rosso
                                                  Chief Executive Officer

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